Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended August 31, 2016

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$9,973,438
Unrealized Gain (Loss) on Market Value of Futures	(19,368,799)
Interest Income	198,722
ETF Transaction Fees	1,400
Total Income (Loss)	$(9,195,239)

Expenses
Management Fees	$470,850
Professional Fees	44,977
Brokerage Commissions	114,900
Non-interested Directors' Fees and Expenses	4,164
Prepaid Insurance Expense	2,416
Total Expenses	$637,307
Net Income (Loss)	$(9,832,546)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 8/1/16	$694,503,794
Additions (400,000 Shares)	16,908,397
Withdrawals (500,000 Shares)	(21,181,819)
Net Income (Loss)	(9,832,546)

Net Asset Value End of Month	$680,397,826
Net Asset Value Per Share (16,400,000 Shares)	$41.49

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended August 31, 2016 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended August 31, 2016

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$45,688
Unrealized Gain (Loss) on Market Value of Futures	(250,013)
Interest Income	806
Total Income (Loss)	$(203,519)

Expenses
Management Fees	$1,562
Professional Fees	7,651
Brokerage Commissions	207
Non-interested Directors' Fees and Expenses	17
Prepaid Insurance Expense	10
Total Expenses	9,447
Expense Waiver	(7,525)
Net Expenses	$1,922
Net Income (Loss)	$(205,441)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 8/1/16	$2,938,151
Net Income (Loss)	(205,441)

Net Asset Value End of Month	$2,732,710
Net Asset Value Per Share (200,000 Shares)	$13.66

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended August 31, 2016 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Agriculture Index Fund

Monthly Account Statement

For the Month Ended August 31, 2016

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$41,851
Unrealized Gain (Loss) on Market Value of Futures	(105,623)
Unrealized Gain (Loss) on Foreign Currency Translations	(84)
Interest Income	549
Total Income (Loss)	$(63,307)

Expenses
Management Fees	$1,097
Professional Fees	7,214
Brokerage Commissions	336
Non-interested Directors' Fees and Expenses	12
Prepaid Insurance Expense	9
Total Expenses	8,668
Expense Waiver	(7,363)
Net Expenses	$1,305
Net Income (Loss)	$(64,612)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 8/1/16	$1,996,300
Net Income (Loss)	(64,612)

Net Asset Value End of Month	$1,931,688
Net Asset Value Per Share (100,000 Shares)	$19.32

To the Shareholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended August 31, 2016 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Agriculture Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended August 31, 2016

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$10,060,977
Unrealized Gain (Loss) on Market Value of Futures	(19,724,435)
Unrealized Gain (Loss) on Foreign Currency Translations	(84)
Interest Income	200,077
ETF Transaction Fees	1,400
Total Income (Loss)	$(9,462,065)

Expenses
Management Fees	$473,509
Professional Fees	59,842
Brokerage Commissions	115,443
Non-interested Directors' Fees and Expenses	4,193
Prepaid Insurance Expense	2,435
Total Expenses	655,422
Expense Waiver	(14,888)
Net Expenses	$640,534
Net Income (Loss)	$(10,102,599)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 8/1/16	$699,438,245
Additions (400,000 Shares)	16,908,397
Withdrawals (500,000 Shares)	(21,181,819)
Net Income (Loss)	(10,102,599)

Net Asset Value End of Month	$685,062,224

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended August 31, 2016 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612